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                                                                    Exhibit 10.4



                                    GUARANTY

         THIS GUARANTY AGREEMENT (the "GUARANTY") is made and entered into this 16th day of April, 2004, by and among BENDES INVESTMENT LTD, a Hong Kong Limited ("BENDES"), AESP, INC., a Florida corporation ("BORROWER"), SLAV STEIN ("STEIN") and ROMAN BRISKIN ("BRISKIN"). Stein and Briskin are referred to, collectively, as the "GUARANTORS" and each a "GUARANTOR".

         WHEREAS, Borrower desires for Bendes to extend to it a loan (the "LOAN") in the amount of $631,000.00, pursuant to the terms and conditions of that certain secured promissory note (the "BENDES PROMISSORY NOTE") and the Loan Agreement of even date herewith.

         WHEREAS, to induce Bendes to enter into the Bendes Promissory Note, the Guarantors have agreed, jointly and severally, to provide a full and unconditional guaranty of the payment and performance obligations of Borrower under the Bendes Promissory Note;

         NOW, THEREFORE, in consideration of the Loan, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby unconditionally guarantee to Bendes, and its endorsees, transferees and assigns the punctual payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of Borrower to Bendes pursuant to the Bendes Promissory Note.

                                   ARTICLE 1.
                                    RECITALS

         1.1. RECITALS. The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

         1.2. DEFINITIONS. All capitalized terms contained herein shall have the meaning ascribed to them in the Loan Agreement entered into between, among others, the Borrower and the Secured Party, dated as of April 16, 2004 (the "LOAN AGREEMENT"), unless specifically provided otherwise in this Agreement.

                                   ARTICLE 2.
                                    GUARANTY

         2.1. GUARANTY. The Guarantors, as direct obligors and not merely as sureties, hereby unconditionally, absolutely, and irrevocably guarantee, jointly and severally, to Bendes (i) that the Borrower shall repay to Bendes the principal amount plus accrued interest within the period of time provided in the Bendes Promissory Note, and all other amounts due to Bendes under the Bendes Promissory Note and other Transaction Documents, including, without limitation, all reasonable fees and costs incurred by Bendes in collecting or securing or attempting to collect or secure the Bendes Promissory Note, including reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings (collectively, the "Obligations"), and (ii) the full and prompt performance and payment of all of the Borrower's Obligations under the Bendes Promissory Note and the other Transaction Documents. If the





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Borrower should default in the payment or performance of any of the Obligations, the Guarantors, as direct obligors and not merely as sureties, shall forthwith pay or perform such Obligations without notice or demand by Bendes in the manner and on the day required by this Guaranty.

         2.2. CONTINUING GUARANTY. The Guarantors agree that their obligations pursuant to this Section 2 are unconditional, absolute, and irrevocable and shall not be released, discharged or affected in any way by any circumstances or condition, including without limitation:

                  (a) any amendment or modification or other change to any of the Transaction Documents;

                  (b) any failure, omission or delay on the part of the Borrower to conform or comply with any term of any of the Transaction Documents;

                  (c) any release or discharge by operation of law of the Borrower or any Guarantor from any obligation or agreement contained in any of the Transaction Documents or this Guaranty; and

                  (d) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against the Borrower or the Guarantors.

         2.3. GUARANTY OF PAYMENT AND NOT OF COLLECTION. The liability of the Guarantors shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower or any other person or foreclosure of any security interests or liens available to Bendes, its successors, endorsees or assigns. Bendes may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Borrower or any other guarantor without in any way affecting or discharging the liability of the Guarantors. If the Obligations are partially paid, the Guarantors shall remain liable for any balance of such Obligations. This Guaranty shall be revived and reinstated in the event any payment received by Bendes on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors.

         2.4. DISCHARGE. The Guarantors covenant and agree that this Guaranty will not be discharged, except by complete performance of its obligations contained herein. Upon the occurrence of no amounts of principal, interest or other amounts whatsoever being due to Bendes under the Bendes Promissory Note and the Transaction Documents or being made zero simultaneously with the termination hereof, the Guarantors shall have the right to terminate this Guaranty by providing written notice of such termination to Bendes.

         2.5. COSTS AND EXPENSES. Without limiting any obligation of the Guarantors hereunder, the Guarantors agree to pay all reasonable fees and costs incurred by Bendes in collecting or securing or attempting to collect or secure this Guaranty, the Bendes Promissory Note or the Transaction Documents, including, without limitation, reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings.



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         2.6. REPRESENTATIONS AND WARRANTIES. The Guarantors hereby, jointly and severally, represent and warrant to Bendes as follows: (a) the Guarantors have full power, right and authority to enter into and perform their obligations under this Guaranty, and this Guaranty has been duly executed and delivered by the Guarantors and constitutes the valid and binding obligation of the Guarantors and is enforceable against the Guarantors in accordance with its terms. No permits, approvals or consents of or notifications to (a) any governmental entities, or (b) any other persons or entities are necessary in connection with the execution, delivery and performance by the Guarantors of this Guaranty and the consummation by the Guarantors of the transactions contemplated hereby. Neither the execution and delivery of this Guaranty by the Guarantors nor the performance by them of the transactions contemplated hereby will:

                  (a) violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree or other decision (collectively, "Rules") of any court or other tribunal or any governmental entity or agency binding on any of the Guarantors or their properties, or conflict with or cause an event of default under any contract or agreement of any of the Guarantors; or

                  (b) require any authorization, consent, approval, exemption or other action by or notice to any court, administrative or governmental body, person, entity or any other third party.

                                   ARTICLE 3.
                                  MISCELLANEOUS

         3.1. NOTICES. All notices, requests, demands, instructions, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and (a) when delivered personally, (b) five days after they are mailed by first class certified mail, return receipt requested, postage prepaid, or (c) two days after they are sent by a nationally recognized express courier service, postage or delivery charges prepaid, to the parties at the following addresses or to such other addresses as the parties may give notice in accordance herewith:

               If to Bendes:            Bended Investment Ltd
                                        1523 Prince's Building
                                        10 Chater Road
                                        Hong Kong, SAR
                                        Attention: Dr. Matthias W. Rickenbach

               With a copy to:          Kirkpatrick & Lockhart LLP
                                        Miami Center, Suite 2000
                                        201 South Biscayne Boulevard
                                        Miami, Florida  33131
                                        Attention: Harris C. Siskind, Esq.




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               If to Guarantors:        Slav Stein
                                        AESP, Inc.
                                        1810 N. E. 144 Street
                                        North Miami, Florida  33181

               With a copy to:          Akerman Senterfitt
                                        One Southeast Third Avenue, Suite 2800
                                        Miami, Florida  33131
                                        Attn: Philip Schwartz


         3.2. WAIVER OF PRESENTMENT. To the fullest extent permitted by law and except as otherwise provided herein, the Guarantors waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Guarantors liable with respect to this Guaranty.

         3.3. SEVERABILITY. If any provision of this Guaranty not affecting the commercial purpose of this Guaranty, is, for any reason, invalid or unenforceable, the remaining provisions of this Guaranty will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Guaranty that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

         3.4. AMENDMENT AND WAIVER. This Guaranty may be amended, or any provision of this Guaranty may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Guaranty shall not operate or be construed as a waiver of any other breach.

         3.5. HEADINGS. The subject headings of Articles and Sections of this Guaranty are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         3.6. ASSIGNMENT. Bendes may not assign this Guaranty without the written consent of the Guarantors. This Guaranty will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by the Guarantors. Except as otherwise provided herein, this Guaranty shall bind and inure to the benefit of and be enforceable by the parties and their permitted successors and assigns.

         3.7. FURTHER ASSURANCES. Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Guaranty.

         3.8. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the stated beneficiaries of this Guaranty and their respective permitted successors and assigns, any rights or remedies under or by reason of this Guaranty.



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         3.9. NO STRICT CONSTRUCTION. The language used in this Guaranty will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

         3.10. EVENT OF DEFAULT. For purposes of this Guaranty, an event of default shall be deemed to have occurred hereunder:

                  (a) If the Borrower should default under the Bendes Promissory Note, in the payment or performance of any of the Obligations or under any of the Transaction Documents, the Guarantor shall fail for any reason or for no reason, to forthwith pay or perform such Obligations without notice or demand by Bendes in the manner and on the day required this Guaranty;

                  (b) if any of the Guarantors make an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating any of the Guarantors bankrupt or insolvent; or any order for relief with respect to any of the Guarantors is entered under any bankruptcy or insolvency laws; or any of the Guarantors petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of such Guarantor of any substantial part of the assets of the Guarantor, or commences any proceeding relating to any of the Guarantors under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against any of the Guarantors; or

                  (c) if any of the Guarantors should default in any other obligation set forth in this Guaranty or the Transaction Documents.

         Upon an event of default, all of the obligations of the Guarantors hereunder shall be immediately due and payable without any action on the part of Bendes, and Bendes shall be entitled to seek and institute any and all remedies available to it. No remedy conferred under this Guaranty upon Bendes is intended to be exclusive of any other remedy available to Bendes, pursuant to the terms of this Guaranty or otherwise. No single or partial exercise by Bendes of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of Bendes to exercise any right or remedy under this Guaranty or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof.

         3.11. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. Bendes' remedies provided in this Guaranty shall be cumulative and in addition to all other remedies available to the Bendes under this Guaranty or otherwise, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of Bendes contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit Bendes' right to pursue actual damages for any failure by any of the Guarantors to comply with the terms of this Guaranty. Every right and remedy of any of the Guarantors under any document executed in connection with this transaction, including but not limited to this Guaranty and the Transaction Documents or under applicable law may be exercised from time to time and as often as may be deemed expedient by Bendes. Each of the Guarantors acknowledges that a breach by him of his obligations hereunder will cause irreparable harm to




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Bendes and that the remedy at law for any such breach may be inadequate. The
Guarantors therefore agree that, in the event of any such breach or threatened breach, Bendes shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

         3.12. GOVERNING LAW; JURISDICTION. This Guaranty and all transactions contemplated by this Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to principles of conflicts of law. The parties hereto hereby agree to the exclusive jurisdiction of the state courts situated in Miami-Dade County and the parties hereby waive any objection which they may have to the laying of venue of any such proceeding in such court and waive any claim of inconvenient forum with respect to such venue. The parties hereto further agree that service of process, relating to an action arising hereunder, pursuant to the notice provision set forth in this Guaranty shall be sufficient and hereby waive any claim for insufficiency of process as a result of a party's use of such method of service.

         3.13. WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR BENDES TO LOAN TO THE BORROWER THE MONIES UNDER THE PROMISSORY NOTE AND TO ACCEPT THIS GUARANTY, THE GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

         3.14. ENTIRE AGREEMENT. This Guaranty (including the recitals hereto) sets forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be signed as of the date first written above.




                                       /s/ Slav Stein
                                       -----------------------------------------
                                       SLAV STEIN




                                       /s/ Roman Briskin
                                       -----------------------------------------
                                       ROMAN BRISKIN








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